Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of East Kansas Agri-Energy, L.L.C. (the “Company”) for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Pracht, Principle Executive Officer of the Company, and I, Jill A. Zimmerman, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

EAST KANSAS AGRI-ENERGY, L.L.C.

Date:	August 14, 2003	/s/ William R. Pracht
William R. Pracht
President (Principle Executive Officer)

Date:	August 14, 2003	/s/ Jill A. Zimmerman
Jill A. Zimmerman
Treasurer (Principal Financial and Accounting Officer)